SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 30, 2009
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                          333-42036               95-4502724
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                               1290 E. Elm Street
                         Ontario, California 91761-4584
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act


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Item 1.03 - Bankruptcy or Receivership.
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Item 2.04 - Triggering  Events That  Accelerate  or Increase a Direct  Financial
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Obligation or an Obligation under and Off-Balance Sheet Arrangement.
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Item 4.01 - Changes in Registrant's Certifying Accountant.
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Item 4.02 - Non-reliance on Previously Issued Financial  Statements or a Related
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Audit Report or Completed Interim Review.
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Item 5.02 - Departure of Directors or Certain  Officers;  Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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On April 30, 2009,  Vasquez & Company LLP ("Vasquez")  resigned as the Company's auditors. Vasquez did not issue an audit report for the year ended 2008. During the audit for the year ended 2008, Vasquez had a disagreement or difference of opinion with employees and senior management of the Company because they significantly expanded the scope of their audit for further investigation going as far back as the year ended 2007 and interim quarterly periods ended in 2007.

In addition, Vasquez advised the Company that "our audit report for the year ended 2007 and our pre-issuance review procedures for the interim quarterly periods ended in 2007 and interim quarterly periods ended in 2008 should no longer be relied upon."

On May 5, 2008, the Company discontinued all operations and filed for Chapter 7 bankruptcy protection. The petition was filed in the United States Bankruptcy Court, Central District of California, Riverside Division, Case number 09-19355-RN. A Chapter 7 trustee has been appointed by the Bankruptcy Court to administer the Company's assets and liabilities.

The Company has defaulted on all loans owed to creditors, including loans in the approximate outstanding balances of $24,000,000 and $1,500,000 owed to United Commercial Bank, the Company's primary creditor. The Company has not paid interest or principal on the loans since March of 2009. Pursuant to the Company's stipulation to the application of UCB in the Superior Court, San Bernardino County, Case number KC055623, Kenneth Krasne has been appointed as receiver for those assets of the Company that constitute collateral for its loan from UCB, which collateral includes almost all of the Company's accounts receivables and inventory, and equipment.

On May 10, 2009, the Company accepted the resignation of Nancy Chu as the Company's Chief Financial Officer and a member of the Board of Directors.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SOYO GROUP, INC.
                                                     (Registrant)




Date:  May 14, 2009                         By:      /s/ MING CHOK
       ------------                                  ------------------------
                                                     Ming Chok, CEO and Director